AMENDMENT NO. 1 TO
SUNTRON CORPORATION
AMENDED AND RESTATED CREDIT AGREEMENT

     Amendment No. 1 (this “Amendment”), dated as of March 23, 2004, among K*TEC Operating Corp., EFTC Operating Corp., each a Delaware corporation (each a “Borrower” and collectively, the “Borrowers”), Suntron Corporation (the “Company”), the guarantors listed as such on the signature pages hereof (each a “Guarantor” and, collectively, the “Guarantors”) and Citicorp USA, Inc., as Administrative Agent and sole Lender and Issuer (each as defined below), to the Amended and Restated Credit Agreement, dated as of April 11, 2003 (as amended to the date hereof, the “Credit Agreement”), among the Company, the Borrowers, the Lenders and Issuers from time to time party thereto and Citicorp USA, Inc., as agent for such Lenders and Issuers (in such capacity, the “Administrative Agent”). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

W I T N E S S E T H:

     WHEREAS, the Company, the Borrowers, the Lenders, the Issuers and the Administrative Agent are party to the Credit Agreement;

     WHEREAS, the Company and the Borrowers have requested an increase in the Advance Rates for (i) Eligible Raw Materials and (ii) Eligible Finished Goods;

     WHEREAS, the Company and the Borrowers have requested that the minimum EBITDA required for the Fiscal Quarters ending (i) September 30, 2004 and (ii) December 31, 2004 set forth in clause (d) of Section 5.1 (Minimum EBITDA) be amended;

     WHEREAS, pursuant to Section 11.1 (Amendments, Waivers) of the Credit Agreement, the consent of the Lenders constituting (i) the Supermajority Lenders is required to effect any increase in the Advance Rate and (ii) the Requisite Lenders is required to effect any change in the financial covenants set forth in Section 5.1 (Minimum EBITDA) of the Credit Agreement;

     WHEREAS, the Administrative Agent and the undersigned Lender, being the sole Lender as of the date hereof, the Company and the Borrowers have agreed, subject to certain limitations and conditions set forth below, to make certain amendments to the Credit Agreement, as more specifically set forth below;

     NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

     Section 1. Amendment

     Effective as of the Amendment Effective Date (as defined below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 (Conditions Precedent to the Effectiveness of this Amendment) hereof, the Administrative Agent and the Lender party hereto hereby agree to amend the Credit Agreements as follows:

Amendment No. 1 to
Amended and Restated Credit Agreement
Suntron Corporation

          (a) Amendment to Article I (Definitions, Interpretation and Accounting Terms)

               (i) Clause (b) of the definition of “Advance Rate” in Section 1.1 (Defined Terms) is hereby amended in its entirety to read as follows:

               (b) in the case of Eligible Raw Materials, 38%

               (ii) Clause (c) of the definition of “Advance Rate” in Section 1.1 (Defined Terms) is hereby amended in its entirety to read as follows:

               (c) in the case of Eligible Finished Goods, 46%

          (b) Amendment to Article V (Financial Covenants)

          Clause (d) of Section 5.1 (Minimum EBITDA) is deleted in its entirety and replaced with the following:

               (d) The Company shall have, as of the last day of each Fiscal Quarter set forth below, EBITDA for the four Fiscal Quarters ending on such day of not less than the amount set forth opposite such Fiscal Quarter:

FISCAL QUARTER ENDING
ON OR ABOUT	MINIMUM EBITDA
March 31, 2004	($8,000,000)
June 30, 2004	$0
September 30, 2004	$2,000,000
December 31, 2004	$5,000,000

     Section 2. Conditions Precedent to the Effectiveness of this Amendment

          This Amendment shall become effective when, and only when, each of the following conditions precedent shall have been satisfied or waived by the Administrative Agent (the “Amendment Effective Date”):

          (a) Certain Documents. The Administrative Agent shall have received each of the following, each dated the Amendment Effective Date (unless otherwise agreed by the Administrative Agent), in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender:

               (i) this Amendment, executed by each Borrower, each Guarantor, the Administrative Agent and each Lender; and

               (ii) such additional documentation as the Administrative Agent or the Lenders party thereto may reasonably require;

          (b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions

Amendment No. 1 to
Amended and Restated Credit Agreement
Suntron Corporation

contemplated by this Amendment shall be satisfactory in all respects to the Administrative Agent and each Lender;

          (c) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, either on the date hereof or on the Amendment Effective Date; and

          (d) Fees and Expenses Paid. Each Borrower shall have paid all Obligations due, after giving effect to this Amendment, on or before the later of the date hereof and the Amendment Effective Date including, without limitation, the fees set forth in Section 4 (Fees and Expenses) hereof.

     Section 3. Representations and Warranties

          On and as of the date hereof and as of the Amendment Effective Date, after giving effect to this Amendment, the Company and each Borrower hereby represent and warrant to the Administrative Agent and each Lender as follows:

          (a) this Amendment has been duly authorized, executed and delivered by each Borrower and each Guarantor and constitutes a legal, valid and binding obligation of each Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of each Borrower and each Guarantor, enforceable against each Borrower and each Guarantor in accordance with its terms;

          (b) all of the representations and warranties of the Company and each Borrower contained in Article IV (Representations and Warranties) of the Credit Agreement and in any other Loan Document are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; and

          (c) no Default or Event of Default has occurred and is continuing.

     Section 4. Fees and Expenses

          Each Borrower and each other Loan Party agrees to pay on demand in accordance with the terms of Section 11.3 (Costs and Expenses) of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and all other Loan Documents).

     Section 5. Release

          In further consideration for the Administrative Agent and the Lenders’ execution of this Agreement, each Borrower and each other Loan Party hereby release each of the Administrative Agent, each Lender and the Issuer and their respective Affiliates, officers,

Amendment No. 1 to
Amended and Restated Credit Agreement
Suntron Corporation

employees, directors, agents and advisors (collectively, the “Releasees”) from any and all claims, demands, liabilities, responsibilities, disputes, causes of action (whether at law or equity) and obligations of any nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent that any of the Loan Parties may have against any Releasee and that arise from or relate to the Obligations, any Collateral, any Loan Document or any document, dealing or other matter in connection with any of the Loan Documents or the Collateral, and any third party liable in whole or in part for any of the Obligations, in each case to the extent arising (a) on or prior to the date hereof or the Amendment Effective Date or (b) out of, or relating to, actions, dealings or other matters occurring on or prior to the date hereof or the Amendment Effective Date (including, without limitation, any actions or inactions of any Releasee prior to the date hereof or the Amendment Effective Date).

     Section 6. Reference to the Effect on the Loan Documents

          (a) As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as modified hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment Effective Date.

          (b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Issuers, Arranger or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

          (d) This Amendment is a Loan Document.

     Section 7. Consents by Guarantors

          Each Guarantor hereby consents to the provisions hereof and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

     Section 8. Execution in Counterparts

          This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an

Amendment No. 1 to
Amended and Restated Credit Agreement
Suntron Corporation

executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

     Section 9. Governing Law

          This Amendment shall be governed by and construed in accordance with the law of the State of New York.

     Section 10. Section Titles

          The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

     Section 11. Notices

          All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guaranty.

     Section 12. Severability

          The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person

     Section 13. Successors

          The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     Section 14. Waiver of Jury Trial

          EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

SUNTRON CORPORATION, as Company and Guarantor
By:
	Name:	Peter W. Harper
	Title:	Chief Financial Officer

K*TEC OPERATING CORP., as Borrower
By:	/s/ Peter W. Harper
	Name:	Peter W. Harper
	Title:	Chief Financial Officer

EFTC OPERATING CORP., as Borrower
By:	/s/ Peter W. Harper
	Name:	Peter W. Harper
	Title:	Chief Financial Officer

[Signature Page to Amendment no. 1 to Suntron’s Amended and Restated Credit Agreement]

CITICORP USA, INC., as Administrative Agent and Lender
By:	/s/ Keith R. Gerding
	Name:	Keith R. Gerding
	Title:	Vice President

[Signature Page to Amendment no. 1 to Suntron’s Amended and Restated Credit Agreement]

Additional Guarantors:

RODNIC LLC, as Guarantor

By: K*TEC Operating Corp., as its sole Member

By:	/s/ Peter W. Harper
	Name:	Peter W. Harper
	Title:	Chief Financial Officer

CATHIO LLC, as Guarantor

By: K*TEC Operating Corp., as its sole Member

By:	/s/ Peter W. Harper
	Name:	Peter W. Harper
	Title:	Chief Financial Officer

SUNTRON GCO, L.P. (f/k/a K*TEC Electronics L.P.), as Guarantor

By: RodniC LLC, as its general partner

By: K*TEC Operating Corp., as its sole Member

By:	/s/ Peter W. Harper
	Name:	Peter W. Harper
	Title:	Chief Financial Officer

SUNTRON-IOWA, INC., as Guarantor
By:	/s/ Peter W. Harper
	Name:	Peter W. Harper
	Title:	Chief Financial Officer

[Signature Page to Amendment no. 1 to Suntron’s Amended and Restated Credit Agreement]

SUNTRON-KANSAS, INC. as Guarantor
By:	/s/ Peter W. Harper
	Name:	Peter W. Harper
	Title:	Chief Financial Officer

CURRENT ELECTRONICS, INC., as Guarantor
By:	/s/ Peter W. Harper
	Name:	Peter W. Harper
	Title:	Chief Financial Officer

RM ELECTRONICS, INC., as Guarantor
By:	/s/ Peter W. Harper
	Name:	Peter W. Harper
	Title:	Chief Financial Officer